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                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
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

Distribution Date:  August 25, 2003

(i)     Amount of principal being paid or distributed in respect of the Certificates:
                           $0.00
                  ----------------------
                 (   $              -   , per $1,000 original principal amount of the Notes)
                  ----------------------

(ii)    (a)  Amount of interest being paid or distributed in respect of the Certificates:
                     $325,000.00
                  ----------------------
                 (   $ 0.0000050        ,per $1,000 original principal amount of the Notes)
                  ----------------------
        (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                     $29,250.00
                  ----------------------
                 (   $ 0.0000005        ,per $1,000 original principal amount of the Notes)
                  ----------------------
(iii)   Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  (a)  Distributed to Certificateholders:
                     $0.00
                  ----------------------
                 (   $              -    , per $1,000 original principal amount of the Certificates)
                  ----------------------
             (b)  Distributed to Certificateholders:
                     $0.00
                  ----------------------
                 (   $              -   , per $1,000 original principal amount of the Certificates)
                  ----------------------
        (2)  (a)  Balance on Certificateholders:
                     $0.00
                  ----------------------
                 (   $              -   , per $1,000 original principal amount of the Notes)
                  ----------------------
             (b)  Balance on Certificateholders:
                     $0.00
                  ----------------------
                 (   $              -   , per $1,000 original principal amount of the Notes)
                  ----------------------

(iv)    Payments made under the Cap Agreement on such date:   August 22, 2003
                                                            --------------------
                 (   $0.00                with respect to the Certificates,
                  ----------------------
                 (   $0.00                with respect to the Notes,
                  ----------------------
                 (   $0.00                outstanding amount owed to Cap Provider.
                  ----------------------

(v)     Pool Balance at end of related Collection Period:    $563,243,561.40
                                                          ----------------------

(vi)    After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:     $0.00
                                                                  --------------
             (2)  Class A-1 Note Pool Factor:       -
                                              --------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $468,243,561.40
                                                                   -----------------------
             (2)  Class A-2 Note Pool Factor:   0.74918970
                                              --------------
        (c)  (1)  Outstanding principal amount of Class M Notes:    $30,000,000.00
                                                                 --------------------
             (2)  Class M Note Pool Factor:    1.00000000
                                            ----------------
        (d)  (1)  Outstanding principal amount of Certificates:   $65,000,000.00
                                                                -------------------
             (2)  Certificate Pool Factor:     1.00000000
                                           --------------------
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
(vii)   Certificate Interest Rate:
        (a)  In general
             (1)  Three-Month Libor was
                      1.2800000%    for the current period
                  -----------------
             (2)  The Student Loan Rate was: Not Applicable    (1)
                                             --------------------
        (b)  Certificate Interest Rate:     2.1800000%    Based on 3-Month LIBOR)
                                        ---------------

     (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)       Amount of Master Servicing Fee for  related Collection Period:      $717,073.78
                                                                             ---------------------
                   $ 0.000011032        ,per $1,000 original principal amount of the Certificates.
                  ----------------------

(ix)         Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                         ---------------------
                   $ 0.046153846        ,per $1,000 original principal amount of the Certificates.
                  ----------------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    ($574,510.59)
                                                                                             ------------------
        (b)  Delinquent Contracts                         # Disb.        %               $ Amount                  %
                                                          -------        -               --------                  -
             30-60 Days Delinquent                         1,236       2.40%           $ 13,430,923              2.83%
             61-90 Days Delinquent                           561       1.09%           $  6,091,104              1.28%
             91-120 Days Delinquent                          291       0.56%           $  2,976,439              0.63%
             More than 120 Days Delinquent                   624       1.21%           $  7,009,345              1.48%
             Claims Filed Awaiting Payment                   180       0.35%           $  1,530,204              0.32%
                                                        --------       ----           -------------             -----
                TOTAL                                      2,892       5.60%           $ 31,038,015              6.54%

(xi)    Amount in the Reserve Account:                  $10,332,781.85
                                                   --------------------

(xii)   Amount in the Prefunding Account:               $0.00
                                                   --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:              0.00

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